UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015 (December 29, 2014)

ORIENTAL DRAGON CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52133	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 48 South Qingshui Road Laiyang City, Shandong, People’s Republic of China	265200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (535) 729-6152

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On December 29, 2014, Oriental Dragon Corporation (the “Company”) sent a letter of termination to its independent auditors Marcum Bernstein and Pinchuk LLP (“Marcum”). Such termination was approved by the Company’s Board of Directors.

Marcum has not issued any report on our financial statements since its engagement on June 26, 2014.

Except as disclosed below, during the fiscal years ended December 31, 2013 and 2014, there were (1) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its report, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

In August 2014, Marcum requested the Company to provide online banking access to the Company’s bank accounts with the Agriculture Bank of China (the “ABC”) during the period from January 1, 2011 to December 31, 2013 for purpose of verifying the Company’s cash balances on the relevant dates.

After repeated efforts by the Company to obtain such access for Marcum, the Company was told by ABC that online banking access was only available for the past six month. ABC also informed the Company that this was the uniform position of ABC throughout China.

There have been a number of discussions between representatives of the Company and Marcum in an attempt to resolve the disagreement over the above issue.  However, Marcum has insisted that it could not conduct the audit unless it was granted online access to the Company’s bank accounts at ABC for the past three years. ABC has stated that online access for the past three years’ bank statements is technically impossible due to the bank’s system settings.

We furnished Marcum with a copy of this disclosure on January 5, 2015, providing Marcum with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.   Attached hereto as Exhibit 16.1 is a copy of such letter from Marcum.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

16.1	Letter from Marcum to the Company dated January 8, 2015

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2015	ORIENTAL DRAGON CORPORATION

	By:	/s/ Zhide Jiang
	Name:	Zhide Jiang
	Title:	Chief Executive Officer

3

Exhibit No	Description

16.1	Letter from Marcum to the Company dated January 8, 2015